EXHIBIT 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of March 3, 2009 by and among SMITH INTERNATIONAL, INC., a Delaware corporation (the “Borrower”); each of the Lenders which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and FORTIS BANK SA/NV, NEW YORK BRANCH, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
     A. The Borrower, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of August 20, 2008. Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.
     B. The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.
     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent do hereby agree as follows:
     SECTION 1. Amendment to Credit Agreement. Section 5.09 of the Credit Agreement is hereby amended to read in its entirety as follows:
SECTION 5.09 Financial Covenants. Borrower will have and maintain, on a consolidated basis, a Debt to Capitalization Ratio of not greater than 45%.
     SECTION 2. Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Credit Agreement.
     SECTION 3. Expenses. The Borrower shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.
     SECTION 4. Certifications. The Borrower hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Borrower has occurred and (b) subject to the waiver set forth herein, no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

     SECTION 5. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.
NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02
     THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

2

     IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

SMITH INTERNATIONAL, INC., a Delaware corporation
By:	/s/ MARGARET K. DORMAN
Margaret K. Dorman, EVP,
Chief Financial Officer and Treasurer

[Signature Pages to First Amendment to Credit Agreement]

FORTIS BANK SA/NV, NEW YORK BRANCH, individually and as Administrative Agent
By:	/s/ DOUGLAS RIAHI
	Name:	Douglas Riahi
	Title:	Managing Director

By:	/s/ ERIC CHILTON
	Name:	Eric Chilton
	Title:	Senior Managing Director

[Signature Pages to First Amendment to Credit Agreement]

CALYON NEW YORK BRANCH
By:	/s/ PAGE DILLEHUNT
	Name:	Page Dillehunt
	Title:	Managing Director

By:	/s/ MICHAEL WILLIS
	Name:	Michael Willis
	Title:	Director

[Signature Pages to First Amendment to Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ JOHN PREECE
	Name:	John Preece
	Title:	Senior Vice President

[Signature Pages to First Amendment to Credit Agreement]

DNB NOR BANK ASA
By:	/s/ HENRIK ASLAND
	Name:	Henrik Asland
	Title:	Senior Vice President

By:	/s/ NIKOLAI A. NACHAMKIN
	Name:	Nikolai A. Nachamkin
	Title:	Senior Vice President

[Signature Pages to First Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ C. DAVID ALLMAN
	Name:	C. David Allman
	Title:	Vice President

[Signature Pages to First Amendment to Credit Agreement]